                                                                      Exhibit 99
[BANK ONE CORPORATION News Release Letterhead]
                                         Media Contact:
                                         Thomas A. Kelly     (312) 732-7007

                                         Investor Contacts:
                                         Jay S. Gould        (312) 732-5771
                                         Holly E. Hobson     (614) 248-1280
                                         Sandra M. Catanzaro (312) 732-8013

FOR IMMEDIATE RELEASE


             BANK ONE CORPORATION ANNOUNCES THIRD QUARTER RESULTS

CHICAGO, OCTOBER 22, 1998 BANK ONE CORPORATION (NYSE: ONE) today announced the third quarter earnings for its two predecessor companies, BANC ONE CORPORATION and First Chicago NBD Corporation. BANK ONE was created on October 2, 1998, by the combination of the two predecessor companies.

On a combined basis, BANK ONE CORPORATION results for the third quarter were net income of $1.054 billion, or $0.89 per diluted share. Compared with results for the year-ago quarter, net income and per diluted share were up 24 percent and 27 percent, respectively. On a combined basis, third quarter return on common equity was 20.7 percent. Combined nine month net income was $2.882 billion, or $2.42 per diluted share, with a 19.9 percent return on common equity.

"The financial results of these two great companies demonstrate our commitment to disciplined risk management and a focus on improving operating efficiency," stated Verne G. Istock, Chairman of the Board. "The benefit of our diversified earnings streams was evidenced in that the recent disruptions in the capital markets did not have a major impact on overall results."

"This quarter's results reflected continued momentum in a number of our key businesses," said John B. McCoy, President and Chief Executive Officer. "With our excellent progress integrating these two companies, we remain very encouraged about our prospects for producing the superior long-term returns investors expect."

BANC ONE's net income for the third quarter was $648 million, or $0.91 per diluted share, up 39 percent and 40 percent, respectively, from the 1997 third quarter. Return on common equity was 21.8 percent, up from 17.5 percent in the year-ago period. For the nine months, net income was $1.683 billion, or $2.36 per diluted share, up from $924 million and $1.30 per diluted share, respectively.

First Chicago NBD's net income was $405 million for the third quarter, or $1.38 per diluted share, up 5 percent and 10 percent, respectively, from the year-ago quarter. Return on common equity was 19.0 percent, essentially unchanged from the 1997 third quarter. For the nine months, net income was $1.196 billion, or $4.06 per diluted share, up 5 percent and 12 percent, respectively, from the same year-ago period.

BANK ONE CORPORATION is headquartered in Chicago, Illinois, and is the nation's fifth largest bank holding company with assets of more than $235 billion. BANK ONE is a major commercial bank nationally and the leading business bank in the Midwest and Arizona. Additional businesses include the nation's largest credit card company, the leading retail bank in eight states, the third-largest bank mutual fund company, and a presence in selected international markets.

The 1998 third quarter results that follow are for BANC ONE and First Chicago NBD separately.


                                    BANC ONE

1998 Third Quarter Highlights

 . Earnings per share grew 31 percent from last year, excluding $69 million in branch sale gains in the current quarter.

 . Managed net interest income was up 8 percent and net interest margin expanded to 6.59 percent.

 . Credit quality continued to improve with the managed net charge-off ratio declining from second quarter levels.

 . Credit card spreads were wider and losses lower, offsetting the impact of slower balance growth.

 . The managed efficiency ratio improved to 51 percent from 53 percent during the quarter.

The third quarter's results included a $69 million ($0.06 per share) pre-tax gain on branch sales. Excluding this gain, earnings per diluted share were $0.85 for the third quarter, up 31 percent from $0.65 in the 1997 third quarter.

Portions of the following discussion are on a managed basis in order to better describe underlying operating trends. Managed information has been adjusted to include credit card loans that have been securitized and removed from the balance sheet. The net revenue on securitized credit card loans are reclassified from noninterest income to net interest income and provision for loan losses as if the securitization had not occurred.

Net Interest Income and Margin

Managed net interest income on a tax equivalent basis in the third quarter was $2.284 billion, up $165 million, or 8 percent, from 1997's third quarter. Improvements in the yield on credit card loans and the mix of earning assets were the primary drivers of the net interest income growth. The third quarter's managed net interest income rose $78 million, or 14 percent on an annualized basis, from the second quarter of this year, also related to the higher yield on credit card loans and the improved earning asset mix.

The managed net interest margin was 6.59 percent in the 1998 third quarter, up from 6.21 percent in the year-ago quarter and 6.34 percent in the second quarter. The yield on earning assets increased to 10.87 percent in the third quarter from 10.52 percent in 1997's third quarter and 10.60 percent in the second quarter while the cost of interest bearing liabilities remained stable.

Excluding the continued planned run-off in selected residential and commercial real estate portfolios, and adjusting for the impact of portfolio sales and purchases, average managed targeted loans increased 10 percent from the year-ago quarter. Consumer and credit card loans increased 14 percent and 10 percent, respectively, and commercial loans increased 6 percent. Compared with the second quarter, average managed targeted loans increased at an 8 percent annualized rate, led by a 14 percent annualized rate in consumer loans and 10 percent annualized rate in credit cards. At the end of the third quarter a $4.9 billion credit card portfolio was acquired from Chevy Chase Bank FSB that will significantly increase average managed credit card balances in the 1998 fourth quarter. The third quarter also represented another significant new credit card account generation period as some 2.2 million new accounts were opened, up from
2.0 million in the 1998 second quarter. While growth of credit card loans has slowed in recent quarters, this has been more than offset by wider spreads and a decline in the net charge-off ratio. At quarter-end, managed credit cards loans totaled $48.0 billion with 47.5 million cardmembers.

Average deposits were $81.6 billion in the third quarter. Excluding the effect of branch sales during the year that included deposits of $3.2 billion, deposits were up 2 percent from the year-ago period.

Noninterest Income

Managed noninterest income was $931 million in the third quarter and included pre-tax gains on branch sales of $69 million, primarily related to divestitures required in the First Commerce acquisition. In 1997's third quarter, managed noninterest income was $860 million. Other managed noninterest income increased slightly, reflecting the impact of market conditions on market driven revenues, specifically venture capital and brokerage activity.

Noninterest income was $1.330 billion, up 9 percent from the year-ago quarter on a reported basis, excluding the current quarter's gains on branch sales. This increase primarily reflected stronger credit card fee income including $61 million of gains on $3.4 billion of net new securitizations during the current quarter.

Noninterest Expense

For the third quarter, noninterest expense was $1.634 billion, up 1 percent from the year-ago quarter. Third quarter expenses increased at less than a 2 percent annualized rate from the second quarter excluding $182 million of one-time costs related to the First Commerce acquisition.

The managed efficiency ratio improved again to 50.9 percent for the third quarter, from 52.6 percent in the prior quarter and 54.5 percent in the year-ago quarter.

Provision for Credit Losses and Credit Quality

The managed provision for credit losses was $646 million in the third quarter, compared with $633 million in 1997's third quarter and $664 million in the second quarter. The year over year increase was primarily attributable to growth in loans. The decrease in the provision from the second quarter was driven by improvements in credit quality, particularly the credit card business.

Managed net charge-offs were $646 million, or 2.13 percent of average loans for the third quarter, compared with $646 million, or 2.22 percent, in 1997's third quarter and down from $706 million, or 2.36 percent, in this year's second quarter. The managed credit card net charge-off ratio declined to 5.16 percent for the third quarter from 5.75 percent a year ago and 5.84 percent in the second quarter. The 90-day delinquency ratio for managed credit card receivables was 2.07 percent at quarter-end, up slightly from 2.02 percent in 1997's third quarter, but down from 2.18 percent at the end of the second quarter.

The September 30, 1998 allowance for credit losses was 1.60 percent of loans and 254 percent of nonperforming loans. Nonperforming assets at quarter end totaled $633 million and represented 0.75 percent of loans and other real estate owned.

Capital

Capital ratios remained strong. At September 30, 1998, total common equity to assets was 10.0 percent, up from 9.3 percent at June 30, 1998, with the tangible common equity to net assets ratio increasing to 8.7 percent from 8.4 percent. Tier 1 and total risk-based capital ratios were 9.2 percent and 13.6 percent, respectively, at September 30, 1998.


                               FIRST CHICAGO NBD

1998 Third Quarter Highlights

 . Growth in fee-based income for the quarter was 23 percent from the year-ago quarter on a managed basis, reflecting strong results from credit card, cash management and consumer banking activities.

 .  The managed net interest margin improved to 4.02 percent for the quarter from
   3.95 percent for the second quarter with stabilized pricing in the large corporate banking business a major factor.

 . Operating expense for the third quarter was $906 million. Excluding the impact of a full quarter's expenses for the regional brokerage firm, Roney and Company, as well as a one-time reserve for a specific legal matter, this represented a 5 percent increase from the year-ago quarter. The managed efficiency ratio was 50.7 percent.

 . Volatility in the financial markets held market-driven revenue to $3 million for the quarter, compared with $68 million for the year-ago quarter.

 . The provision for credit losses on a managed basis was $297 million, down from $340 million in the year-ago quarter and $359 million in the second quarter. The managed credit card charge-off ratio in the third quarter was
   5.98 percent, down from both 6.80 percent in the year-ago quarter and 6.94 percent in the second quarter.

Net Interest Income and Margin

Managed net interest income on a tax-equivalent basis was $1.096 billion for the third quarter, down only 1 percent from a year ago and up 13 percent on an annualized basis from the second quarter. Average managed loans grew to $77.7 billion, up 4 percent from the year-ago quarter. Average managed credit card receivables were $17.0 billion for the quarter, down slightly from both a year ago and the prior quarter.

Net interest margin on a managed basis was 4.02 percent for the quarter, compared with 4.29 percent for the year-ago period, and up from 3.95 percent in the second quarter.

Noninterest Income

Noninterest income on a managed basis was $691 million for the third quarter, up 4 percent from a year ago.

Reflecting the volatility in recent months of financial market conditions, market-driven revenue for the quarter was $3 million, compared with $68 million in the year-ago quarter. Trading activities were essentially break even for the quarter, compared with profits of $32 million a year ago. The current quarter included an unfavorable valuation adjustment in equity securities of $18 million reflecting the recent downward movement in the equity market. This compared with equity securities gains of $28 million in the year-ago period. Investment securities gains totaled $21 million, up from $8 million a year ago and $6 million in the second quarter.

Managed credit card fee revenue was $257 million, up 30 percent from $198 million in the year-ago period and up substantially from the second quarter, partially reflecting repricing. Fiduciary and investment management fees were $110 million for the third quarter, up 8 percent from the year-ago quarter. Service charges and commissions were $290 million for the quarter, a 23 percent increase from $235 million for the year-ago quarter.

Noninterest Expense

Total operating expense for the third quarter was $906 million, up 9 percent from the year-ago quarter, but down from $911 million in the prior quarter. Contributing to the increase from last year were technology-related investments and credit card marketing expenses. Excluding Roney and the previously mentioned legal matter, operating expenses increased 5 percent from the year-ago period. Second quarter expenses included higher variable costs and incentive compensation related to fee-generating activities, primarily in the market-driven area.

The managed operating efficiency ratio for the third quarter was 50.7 percent, reflecting continued expense discipline. The reported operating efficiency ratio was 54.6 percent.

Provision for Credit Losses and Credit Quality

The provision for credit losses on a managed basis was $297 million for the third quarter, down from $340 million in the year-ago quarter and $359 million in the second quarter, reflecting declines in managed net charge-offs. Tighter credit management policies and improved collection efforts resulted in improved credit card loss performance.

Total managed net charge-offs for the third quarter totaled $297 million, down from $340 million a year ago and $359 million in the second quarter. Managed credit card net charge-offs declined to $254 million in the quarter from $292 million in the second quarter. The managed net charge-off ratio for credit cards was 5.98 percent in the third quarter, down from 6.80 percent in the year-ago quarter and 6.94 percent in the second quarter. The 90-day delinquency ratio for managed credit card receivables was 1.44 percent at quarter-end, versus 1.80 percent one year ago and 1.46 percent at the end of the second quarter.

The allowance for credit losses was $1.4 billion at September 30, 1998, and represented 2.01 percent of period-end loans and 428 percent of nonperforming loans. Nonperforming assets were $344 million at September 30, 1998, representing 0.49 percent of loans and other real estate owned.

Capital

At September 30, 1998, total common equity to assets was 7.2 percent, up from
6.8 percent at June 30, 1998, with the tangible common equity to net assets ratio increasing to 6.8 percent from 6.4 percent. Tier 1 and total risk-based capital ratios were 8.0 percent and 11.3 percent, respectively, at September 30, 1998.

Information about BANK ONE's financial results can be accessed on the Internet at www.bankone.com and www.investquest.com or through fax-on-demand at 614-844-3860.

                                      ###


BANC ONE CORPORATION and Subsidiaries
FINANCIAL HIGHLIGHTS                           Three Months Ended September 30       Three Months
                                               --------------------------------          Ended
($ millions, except per share amounts)             1998        1997    % Change     June 30, 1998
                                               --------------------------------     -------------
PER SHARE DATA
--------------
Earnings - Basic                               $   0.92     $   0.67       37%         $   0.69
         - Diluted                                 0.91         0.65       40%             0.68
Dividends                                          0.38        0.345       10%             0.38

INCOME STATEMENT DATA
---------------------
Net income                                     $    648     $    465       39%         $    487
Net interest income (FTE)                         1,415        1,471       (4%)           1,436
Provision for credit losses                         177          287      (38%)             194
Noninterest income                                1,330        1,161       15%            1,290
Noninterest expense                               1,634        1,624        1%            1,809

FINANCIAL PERFORMANCE RATIOS
----------------------------
Net interest margin - managed                      6.59%        6.21%                      6.34%
                    - reported                     5.29%        5.28%                      5.21%
Return on assets                                   2.14%        1.50%                      1.57%
Return on common equity                            21.8%        17.5%                      17.3%
Operating efficiency - managed                     50.9%        54.5%                      52.6%
                     - reported                    59.5%        61.7%                      61.7%

BALANCE SHEET DATA
------------------
Average:  Loans - managed                     $ 120,294    $ 115,628        4%        $ 119,984
                - reported                       84,567       92,120       (8%)          88,460
          Earning assets                        106,132      110,591       (4%)         110,634
          Total assets                          120,051      123,142       (3%)         124,580
          Deposits                               81,612       82,839       (1%)          83,871
          Common equity                          12,043       10,445       13%           11,308

End of Period:  Loans - managed               $ 125,772    $ 117,306        7%        $ 120,247
                      - reported                 83,950       89,529       (6%)          87,459
                Total assets                    120,153      122,455       (2%)         124,549
                Deposits                         81,870       83,231       (2%)          84,979
                Common equity                    11,810       10,709       12%           11,574

                                               Nine Months Ended September 30
                                              --------------------------------
                                                 1998        1997     % Change
                                              --------------------------------
PER SHARE DATA
--------------
Earnings - Basic                              $    2.39    $    1.33       80%
         - Diluted                                 2.36         1.30       82%
Dividends                                          1.14         1.04       10%

INCOME STATEMENT DATA
---------------------
Net income                                    $   1,683    $     924       82%
Net interest income (FTE)                         4,256        4,408       (3%)
Provision for credit losses                         583          982      (41%)
Noninterest income                                3,834        2,903       32%
Noninterest expense                               5,028        4,836        4%

FINANCIAL PERFORMANCE RATIOS
----------------------------
Net interest margin - managed                      6.44%        6.19%
                    - reported                     5.22%        5.37%
Return on assets                                   1.83%        1.02%
Return on common equity                            19.8%        11.7%
Operating efficiency - managed                     51.7%        54.1%
                     - reported                    60.6%        61.5%

BALANCE SHEET DATA
------------------
Average:  Loans - managed                     $ 120,004    $ 111,634        7%
                - reported                       87,760       89,502       (2%)
          Earning assets                        108,908      109,845       (1%)
          Total assets                          123,276      121,634        1%
          Deposits                               83,194       81,644        2%
          Common equity                          11,349       10,378        9%

BANC ONE CORPORATION and Subsidiaries

                                                                            Three Months Ended
                                                           ----------------------------------------------------
Consolidated Statement of Income                           Sep 30,    Jun 30,    Mar 31,    Dec 31,    Sep 30,
($ millions, except per share amounts)                       1998       1998       1998       1997       1997
-------------------------------------------------------    --------   --------   --------   --------   --------
Interest Income                                            $  2,418   $  2,477   $  2,453   $  2,473   $  2,563
Interest Expense                                              1,019      1,057      1,062      1,075      1,106
                                                           --------   --------   --------   --------   --------
  Net interest income                                         1,399      1,420      1,391      1,398      1,457

Provision for credit losses                                     177        194        212        281        287
                                                           --------   --------   --------   --------   --------
  Net interest income after provision for credit losses       1,222      1,226      1,179      1,117      1,170

Noninterest income
Trading profits (losses)                                         18         13         14         13         11
Equity securities gains (losses)                                 15         34         14         (2)        65
Investment securities gains                                      20         43         23         14         35
                                                           --------   --------   --------   --------   --------
    Market-driven revenue                                        53         90         51         25        111

Credit card fees                                                631        440        504        580        518
Fiduciary and investment management fees                         96         95         92         89         89
Service charges and commissions                                 350        382        409        364        371
                                                           --------   --------   --------   --------   --------
    Fee-based revenue                                         1,077        917      1,005      1,033        978
Other income                                                    200        283        158        111         72
                                                           --------   --------   --------   --------   --------
    Total noninterest income                                  1,330      1,290      1,214      1,169      1,161

Noninterest expense
Salaries and related costs                                      627        648        668        641        645
Net occupancy and equipment expense                             138        136        131        122        118
Depreciation and amortization                                   111        110        112        124        116
Outside services and processing                                 215        251        194        235        213
Marketing and development                                       233        180        169        132        245
Communication and transportation                                129        131        124        133        122
Other expense                                                   181        226        187        190        165
                                                           --------   --------   --------   --------   --------
  Operating expenses                                          1,634      1,682      1,585      1,577      1,624
Merger-related and restructuring costs                            -        127          -          -          -
                                                           --------   --------   --------   --------   --------
    Total noninterest expense                                 1,634      1,809      1,585      1,577      1,624
                                                           --------   --------   --------   --------   --------

Income before income taxes                                      918        707        808        709        707
Provision for income taxes                                      270        220        260        202        242
                                                           --------   --------   --------   --------   --------
Net income                                                 $    648   $    487   $    548   $    507   $    465
                                                           ========   ========   ========   ========   ========
Net income attributable to common
    stockholders' equity                                   $    648   $    487   $    546   $    505   $    462
                                                           ========   ========   ========   ========   ========
Earnings per common share
    - Basic                                                $   0.92   $   0.69   $   0.78   $   0.73   $   0.67
    - Diluted                                                  0.91       0.68       0.77       0.71       0.65
Average common shares outstanding (thousands)
    - Basic                                                 705,040    703,480    698,438    699,336    695,878
    - Diluted                                               714,102    715,319    716,591    719,289    719,379

BANC ONE CORPORATION and Subsidiaries

                                                              Nine Months Ended
                                                             -------------------
Consolidated Statement of Income                             Sep 30,    Sep 30,
($ millions, except per share amounts)                         1998       1997
-------------------------------------------------------      --------   --------
Interest Income                                              $  7,348   $  7,595
Interest Expense                                                3,138      3,234
                                                             --------   --------
  Net interest income                                           4,210      4,361

Provision for credit losses                                       583        982
                                                             --------   --------
  Net interest income after provision for credit losses         3,627      3,379

Noninterest income
Trading profits (losses)                                           45         22
Equity securities gains (losses)                                   63        154
Investment securities gains                                        86         44
                                                             --------   --------
    Market-driven revenue                                         194        220

Credit card fees                                                1,575      1,155
Fiduciary and investment management fees                          283        250
Service charges and commissions                                 1,141      1,091
                                                             --------   --------
    Fee-based revenue                                           2,999      2,496
Other income                                                      641        187
                                                             --------   --------
    Total noninterest income                                    3,834      2,903

Noninterest expense
Salaries and related costs                                      1,943      1,841
Net occupancy and equipment expense                               405        329
Depreciation and amortization                                     333        334
Outside services and processing                                   660        580
Marketing and development                                         582        573
Communication and transportation                                  384        343
Other expense                                                     594        499
                                                             --------   --------
  Operating expenses                                            4,901      4,499
Merger-related and restructuring costs                            127        337
                                                             --------   --------
    Total noninterest expense                                   5,028      4,836
                                                             --------   --------

Income before income taxes                                      2,433      1,446
Provision for income taxes                                        750        522
                                                             --------   --------
Net income                                                   $  1,683   $    924
                                                             ========   ========
Net income attributable to common
    stockholders' equity                                     $  1,681   $    909
                                                             ========   ========
Earnings per common share
    - Basic                                                  $   2.39   $   1.33
    - Diluted                                                    2.36       1.30
Average common shares outstanding (thousands)
    - Basic                                                   702,301    682,858
    - Diluted                                                 715,428    714,687

BANC ONE CORPORATION and Subsidiaries

Consolidated Balance Sheet                                      Sep 30,     Jun 30,       Mar 31,      Dec 31,       Sep 30,
($ millions)                                                     1998        1998          1998         1997          1997
---------------------------------------------------------     ---------    ---------     ---------    ---------     ---------
Assets
Cash and due from banks                                       $   6,694    $   8,168     $   7,235    $   8,157     $   6,821
Interest bearing due from banks                                       6            2             3            7             2
Federal funds sold and securities under resale agreements           814        1,058         1,386          667           554
Trading assets                                                    1,162        1,214         1,410        1,048           773
Derivative product assets                                           151           91           139           76           120
Investment securities                                            19,177       19,260        19,794       16,708        17,109

Loans and leases:
  Commercial                                                     37,464       37,667        37,221       37,004        36,190
  Consumer                                                       40,325       41,030        41,466       40,878        41,308
  Credit Card                                                     6,161        8,762        10,110       12,973        12,031
                                                              ---------    ---------     ---------    ---------     ---------
     Total loans                                                 83,950       87,459        88,797       90,855        89,529

Allowance for credit losses                                      (1,343)      (1,344)       (1,385)      (1,409)       (1,428)
                                                              ---------    ---------     ---------    ---------     ---------
     Loans, net                                                  82,607       86,115        87,412       89,446        88,101

Other assets:
  Bank premises and equipment, net                                1,971        1,984         1,986        1,987         1,936
  Customer acceptance liability                                      22           40            35           34            36
  Other                                                           7,549        6,617         6,493        7,289         6,993
                                                              ---------    ---------     ---------    ---------     ---------
     Total other assets                                           9,542        8,641         8,514        9,310         8,975
                                                              ---------    ---------     ---------    ---------     ---------
     Total assets                                             $ 120,153    $ 124,549     $ 125,893    $ 125,419     $ 122,455
                                                              =========    =========     =========    =========     =========

Liabilities
Deposits:
  Demand                                                      $  19,509    $  21,512     $  20,266    $  19,885     $  18,628
  Savings                                                        38,014       38,111        38,880       37,510        36,220
  Time                                                           21,510       22,631        24,365       24,966        26,521
  Foreign offices                                                 2,837        2,725         2,136        2,877         1,862
                                                              ---------    ---------     ---------    ---------     ---------
     Total deposits                                              81,870       84,979        85,647       85,238        83,231

Federal funds purchased and repurchase agreements                 8,443        9,219         9,643       11,075         8,759
Other short-term borrowings                                       2,363        3,096         3,621        3,096         4,440
Long-term borrowings                                             11,032       11,649        11,988       11,450        11,755
Guaranteed preferred beneficial interest in the
     Corporation's junior subordinated debt                           7            7             7            7             7
Acceptances outstanding                                              22           40            35           34            46
Derivative product liabilities                                       16           19            14           13            21
Other liabilities                                                 4,357        3,966         3,602        3,303         3,313
                                                              ---------    ---------     ---------    ---------     ---------
     Total liabilities                                          108,110      112,975       114,557      114,216       111,572
                                                              ---------    ---------     ---------    ---------     ---------

Stockholders' Equity
Preferred stock                                                      --           --           100          135           174
Common stock                                                      3,527        3,522         3,518        3,506         3,202
Surplus                                                           6,781        6,771         6,797        6,804         4,126
Retained earnings                                                 1,549        1,170           956          672         3,298
Accumulated other adjustments to stockholders' equity               188          111           160          155           122
Treasury stock                                                       (2)          --          (195)         (69)          (39)
                                                              ---------    ---------     ---------    ---------     ---------
     Total stockholders' equity                                  12,043       11,574        11,336       11,203        10,883
                                                              ---------    ---------     ---------    ---------     ---------
     Total liabilities and stockholders' equity               $ 120,153    $ 124,549     $ 125,893    $ 125,419     $ 122,455
                                                              =========    =========     =========    =========     =========

Common shares - period end/(1)/ (thousands)
Common shares issued                                            705,384      704,322       703,645      701,207       640,452
Treasury shares                                                      --           --         3,742        1,421           707
Common shares outstanding                                       705,384      704,322       699,903      699,786       639,745

(1) September 30, 1997 amounts have not been restated for the 10% stock dividend.

BANC ONE CORPORATION and Subsidiaries

                                             Third Quarter 1998           Second Quarter 1998          Third Quarter 1997
Average Balance Sheet,                   ---------------------------  ---------------------------  ---------------------------
Yields, & Rates: /(1) (2)/               Average    Income/   Yield/  Average    Income/   Yield/  Average    Income/   Yield/
($ millions)                             Balance    Expense    Rate   Balance    Expense    Rate   Balance    Expense    Rate
--------------------------------------   --------   -------   ------  --------   -------   ------  --------   -------   ------
Short-term investments                   $  2,013   $    34    6.70%  $  2,493   $    36    5.79%  $  1,705   $    24    5.58%

Investment Securities: /(4)/
  U.S. government and federal agency        9,366       308   13.05%    11,185       285   10.22%    12,317       208    6.70%
  States and political subdivisions         1,411        28    7.87%     1,496        30    8.04%     1,732        35    8.02%
  Other                                     8,775        43    1.94%     7,000        41    2.35%     2,717        36    5.26%
                                         --------   -------           --------   -------           --------   -------
  Total investment securities              19,552       379    7.69%    19,681       356    7.26%    16,766       279    6.60%

Loans: /(3)/
  Commercial                               37,725       737    7.75%    38,383       746    7.80%    37,105       752    8.04%
  Consumer                                 40,469     1,003    9.83%    40,496       990    9.81%    40,044       992    9.83%
  Credit card                               6,373       281   17.49%     9,581       365   15.28%    14,971       531   14.07%
                                         --------   -------           --------   -------           --------   -------
  Total loans, net                         84,567     2,021    9.48%    88,460     2,101    9.53%    92,120     2,275    9.80%

Total earning assets                      106,132     2,434    9.10%   110,634     2,493    9.04%   110,591     2,578    9.25%
Allowance for credit losses                (1,319)                      (1,351)                      (1,446)
Other assets                               15,238                       15,297                       13,997
                                         --------                     --------                     --------
    Total assets                         $120,051                     $124,580                     $123,142
                                         ========                     ========                     ========

Deposits-interest bearing:
Savings                                  $ 11,194   $    70    2.48%  $ 12,033   $    75    2.50%  $ 12,805   $    76    2.35%
Money market                               26,984       275    4.04%    26,808       268    4.01%    23,349       233    3.96%
Time                                       22,117       297    5.33%    23,580       315    5.36%    26,929       372    5.48%
Foreign offices                             2,989        40    5.31%     2,606        35    5.39%     2,510        34    5.37%
                                         --------   -------           --------   -------           --------   -------
  Total deposits interest bearing          63,284       682    4.28%    65,027       693    4.27%    65,593       715    4.32%
Federal funds purchased and securities
  under repurchase agreements               9,038       122    5.36%    10,165       128    5.05%    10,369       137    5.24%
Other short-term borrowings                 2,551        39    6.07%     3,274        48    5.88%     5,637        83    5.84%
Long-term debt                             11,040       176    6.32%    11,961       188    6.30%    10,567       172    6.46%
                                         --------   -------           --------   -------           --------   -------
  Total interest bearing liabilities       85,913     1,019    4.71%    90,427     1,057    4.69%    92,166     1,107    4.77%
Demand deposits                            18,328                       18,844                       17,246
Other liabilities                           4,000                        3,997                        3,109
Preferred stock                                 -                            4                          176
Common stockholders' equity                11,810                       11,308                       10,445
                                         --------                     --------                     --------
    Total liabilities and equity         $120,051                     $124,580                     $123,142
                                         ========                     ========                     ========

Interest income/earning assets                      $ 2,434    9.10%             $ 2,493    9.04%             $ 2,578    9.25%
Interest expense/earning assets                       1,019    3.81%               1,057    3.83%               1,107    3.97%
                                                    -------                      -------                      -------
Net interest margin                                 $ 1,415    5.29%             $ 1,436    5.21%             $ 1,471    5.28%
                                                    =======                      =======                      =======

  /(1)/ Fully taxable equivalent basis
  /(2)/ Certain prior period amounts have been reclassified for comparison purposes
  /(3)/ Nonaccrual loans are included in loan balances
  /(4)/ Average securities balances are based on amortized historical cost, excluding SFAS 115 adjustments to fair value, which are included in other assets.

BANC ONE CORPORATION and Subsidiaries

                                                            Nine Months Ended
                                         --------------------------------------------------------
                                             September 30, 1998           September 30, 1997
Average Balance Sheet,                   ---------------------------  ---------------------------
Yields, & Rates: /(1) (2)/               Average    Income/   Yield/  Average    Income/   Yield/
($ millions)                             Balance    Expense    Rate   Balance    Expense    Rate
--------------------------------------   --------   -------   ------  --------   -------   ------
Short-term investments                   $  2,253   $   101    5.99%  $  1,514   $    67    5.92%

Investment Securities: /(4)/
  U.S. government and federal agency       10,772       811   10.07%    14,322       724    6.76%
  States and political subdivisions         1,494        89    7.96%     1,731       106    8.19%
  Other                                     6,629       122    2.46%     2,776       105    5.06%
                                         --------   -------           --------   -------
  Total investment securities              18,895     1,022    7.23%    18,829       935    6.64%

Loans: /(3)/
  Commercial                               37,897     2,215    7.81%    36,095     2,180    8.07%
  Consumer                                 40,713     3,018    9.91%    38,815     2,870    9.89%
  Credit card                               9,150     1,038   15.17%    14,592     1,590   14.57%
                                         --------   -------           --------   -------
  Total loans, net                         87,760     6,271    9.55%    89,502     6,640    9.92%

Total earning assets                      108,908     7,394    9.08%   109,845     7,642    9.30%
Allowance for credit losses                (1,344)                      (1,344)
Other assets                               15,712                       13,133
                                         --------                     --------
    Total assets                         $123,276                     $121,634
                                         ========                     ========

Deposits-interest bearing:
Savings                                  $ 11,781   $   221    2.51%  $ 13,252   $   237    2.39%
Money market                               26,541       800    4.03%    22,251       648    3.89%
Time                                       23,473       943    5.37%    27,156     1,119    5.51%
Foreign offices                             2,770       111    5.36%     2,378        98    5.51%
                                         --------   -------           --------   -------
  Total deposits interest bearing          64,565     2,075    4.30%    65,037     2,102    4.32%
Federal funds purchased and securities
  under repurchase agreements              10,060       391    5.20%    11,701       456    5.21%
Other short-term borrowings                 2,878       129    5.99%     5,751       242    5.63%
Long-term debt                             11,534       543    6.29%     8,995       434    6.45%
                                         --------   -------           --------   -------
  Total interest bearing liabilities       89,037     3,138    4.71%    91,484     3,234    4.73%
Demand deposits                            18,629                       16,607
Other liabilities                           4,218                        2,976
Preferred stock                                43                          189
Common stockholders' equity                11,349                       10,378
                                         --------                     --------
    Total liabilities and equity         $123,276                     $121,634
                                         ========                     ========

Interest income/earning assets                      $ 7,394    9.08%             $ 7,642    9.30%
Interest expense/earning assets                       3,138    3.86%               3,234    3.93%
                                                    -------                      -------
Net interest margin                                 $ 4,256    5.22%             $ 4,408    5.37%
                                                    =======                      =======

  /(1)/ Fully taxable equivalent basis
  /(2)/ Certain prior period amounts have been reclassified for comparison purposes
  /(3)/ Nonaccrual loans are included in loan balances
  /(4)/ Average securities balances are based on amortized historical cost, excluding SFAS 115 adjustments to fair value, which are included in other assets.

BANC ONE CORPORATION and Subsidiaries

                                                              Three Months Ended
                                               -----------------------------------------------
Credit Quality                                 Sep 30,   Jun 30,   Mar 31,   Dec 31,   Sep 30,
($ millions)                                    1998      1998      1998      1997      1997
-------------------------------------------    -------   -------   -------   -------   -------
Provision for credit losses                    $   177   $   194   $   212   $   281   $   287

Gross charge-offs                              $   236   $   307   $   332   $   374   $   377
Recoveries                                          59        71        96        74        77
                                               -------   -------   -------   -------   -------
  Net charge-offs                              $   177   $   236   $   236   $   300   $   300

Net charge-offs:
Commercial                                     $    16   $    26   $    (5)  $    36   $     6
Consumer                                            82        82        97        84        82
Credit card                                         79       128       144       180       212
                                               -------   -------   -------   -------   -------
  Total                                        $   177   $   236   $   236   $   300   $   300
  Total - managed                              $   646   $   706   $   694   $   661   $   646

Net charge-off ratios:
Commercial                                        0.17%     0.27%    -0.05%     0.39%     0.06%
Consumer                                          0.80%     0.81%     0.96%     0.83%     0.81%
Credit card                                       4.94%     5.38%     5.05%     5.73%     5.61%
  Total                                           0.83%     1.07%     1.06%     1.32%     1.29%
  Total - managed                                 2.13%     2.36%     2.35%     2.23%     2.22%

Allowance for credit losses - period end       $ 1,343   $ 1,344   $ 1,385   $ 1,409   $ 1,428

Nonperforming assets - period end:
  Nonperforming loans                          $   530   $   528   $   522   $   446   $   465
  Other real estate owned                          103        87        77        70        60
                                               -------   -------   -------   -------   -------
     Total nonperforming assets                $   633   $   615   $   629   $   516   $   525

Allowance to ending loans                         1.60%     1.54%     1.56%     1.55%     1.60%
Allowance to nonperforming loans                   254%      254%      251%      316%      307%
Nonperforming assets ratio                        0.75%     0.70%     0.71%     0.57%     0.59%

Capital
($ millions, except per share amounts)
-------------------------------------------
Common equity/assets ratio                        10.0%      9.3%      8.9%      8.8%      8.7%
Tier 1 capital ratio                               9.2%      9.0%      8.9%      8.6%      8.6%
Total risk adjusted capital ratio                 13.6%     13.5%     13.6%     13.0%     13.1%
Regulatory leverage ratio                          9.1%      8.5%      8.2%      7.9%      7.7%
Tangible common equity to net assets               8.7%      8.4%      7.9%      7.9%      7.9%

Book value of common equity per share          $ 17.07   $ 16.43   $ 16.05   $ 15.82   $ 16.74

Intangibles - period end
  Goodwill                                     $   701   $   716   $   738   $   755   $   765
  Other intangibles                              1,045       557       631       515       344
                                               -------   -------   -------   -------   -------
     Total intangibles                         $ 1,746   $ 1,243   $ 1,369   $ 1,270   $ 1,109

BANC ONE CORPORATION and Subsidiaries

                                                                            Three Months Ended
                                                    ----------------------------------------------------------------
Managed Income Statement Statistics /(1)/             Sep 30,      Jun 30,      Mar 31,        Dec 31,      Sep 30,
($ millions)                                           1998         1998         1998           1997         1997
-----------------------------------------------     ---------    ---------     ---------     ---------     ---------
Reported:
-----------------------------------------------
Net interest income -- FTE                          $   1,415    $   1,436     $   1,405     $   1,414     $   1,141
Provision for credit losses                               177          194           212           281           287
Noninterest income                                      1,330        1,290         1,214         1,169         1,161
Noninterest expense                                     1,634        1,809         1,585         1,577         1,624
Net income                                                648          487           548           507           465

Securitized:
-----------------------------------------------
Net interest income -- FTE                          $     869    $     770     $     795     $     713     $     648
Provision for credit losses                               469          470           458           361           346
Noninterest income                                       (399)        (300)         (337)         (351)         (301)
Noninterest expense                                         1           --            --             1             1
Net income                                                 --           --            --            --            --

Managed:
-----------------------------------------------
Net interest income -- FTE                          $   2,284    $   2,206     $   2,200     $   2,127     $   2,119
Provision for credit losses                               646          664           670           642           633
Noninterest income                                        931          990           877           818           860
Noninterest expense                                     1,635        1,809         1,585         1,578         1,625
Net income                                                648          487           548           507           465


Managed balance sheet and net interest margin:
-----------------------------------------------
Total average loans                                 $ 120,294    $ 119,984     $ 119,728     $ 117,712     $ 115,628
Total average earning assets                          137,540      139,623       139,692       137,152       135,342
Net interest margin                                      6.59%        6.34%         6.39%         6.15%         6.21%

(1) Managed data only adjusted for credit card securitization activity

BANC ONE CORPORATION and Subsidiaries

                                                                        Three Months Ended
                                                  ---------------------------------------------------------------
Managed Credit Card Detail                          Sep 30,      Jun 30,        Mar 31,      Dec 31,      Sep 30,
($ millions)                                         1998         1998           1998          1997        1997
---------------------------------                 ---------     ---------     ---------     ---------    --------
Period end loans                 - managed        $  47,983     $  41,550     $  40,526     $  41,748    $  39,808
                                 - securitized      (41,822)      (32,788)      (30,416)      (28,775)     (27,777)
                                 - reported           6,161         8,762        10,110        12,973       12,031

Average loans                    - managed        $  42,100     $  41,105     $  40,962     $  40,093    $  38,479
                                 - securitized      (35,727)      (31,524)      (29,410)      (27,663)     (23,508)
                                 - reported           6,373         9,581        11,552        12,430       14,971

Net charge-offs   - amount       - managed        $     548     $     598     $     602     $     541    $     558
                                 - securitized         (469)         (470)         (458)         (316)        (346)
                                 - reported              79           128           144           180          212

Net charge-offs   - rate         - managed             5.16%         5.84%         5.96%         5.35%        5.75%
                                 - securitized         5.20%         5.98%         6.31%         5.18%        5.83%
                                 - reported            4.94%         5.38%         5.05%         5.73%        5.61%

Delinquency rate  - 30+ days     - managed             4.70%         4.61%         5.12%         5.15%        4.85%
                                 - securitized         4.56%         4.47%         5.09%         5.23%        4.62%
                                 - reported            5.68%         5.11%         5.21%         4.98%        5.38%

Delinquency rate  - 90+ days     - managed             2.07%         2.18%         2.38%         2.28%        2.02%
                                 - securitized         2.02%         2.14%         2.36%         2.34%        1.92%
                                 - reported            2.42%         2.31%         2.43%         2.16%        2.24%


Credit card charge volume        - managed        $  13,167     $  12,542     $  11,141     $  13,269    $  12,121
New accounts opened (thousands)  - managed            2,185         2,006         2,033         2,447        2,338
Cardmembers (thousands)          - managed           47,478        42,989        41,315        41,743       41,608

FIRST CHICAGO NBD CORPORATION and Subsidiaries
FINANCIAL HIGHLIGHTS                             Three Months Ended September 30       Three Months
                                                ---------------------------------          Ended
($ millions, except per share amounts)             1998         1997     % Change      June 30, 1998
                                                ---------    ---------   --------      -------------
PER SHARE DATA
--------------
Earnings - Basic                                $    1.39    $    1.28        9%        $    1.41
         - Diluted                                   1.38         1.26       10%             1.38
Dividends                                            0.44         0.40       10%             0.44

INCOME STATEMENT DATA
---------------------
Net income                                      $     405    $     385        5%        $     408
Net interest income (FTE)                             925          921        0%              898
Provision for credit losses                           168          191      (12%)             206
Noninterest income                                    733          701        5%              842
Noninterest expense                                   906          835        9%              911

FINANCIAL PERFORMANCE RATIOS
----------------------------
Net interest margin - managed                        4.02%        4.29%                      3.95%
                    - reported                       3.66%        3.88%                      3.61%
Return on assets                                     1.38%        1.40%                      1.40%
Return on common equity                              19.0%        19.1%                      20.1%
Operating efficiency - managed                       50.7%        47.1%                      48.1%
                     - reported                      54.6%        51.5%                      52.4%

BALANCE SHEET DATA
------------------
Average:  Loans - managed                       $  77,685    $  74,874        4%        $  77,884
                - reported                         69,900       66,782        5%           69,748
          Earning assets                          100,318       94,104        7%           99,742
          Total assets                            116,667      108,950        7%          116,577
          Deposits                                 66,781       64,859        3%           67,723
          Common equity                             8,405        7,893        6%            8,059

End of Period:  Loans - managed                 $  77,671    $  75,669        3%        $  80,477
                      - reported                   70,107       67,822        3%           72,563
          Total assets                            118,649      113,306        5%          119,781
          Deposits                                 67,054       67,565       (1%)          69,528
          Common equity                             8,501        7,792        9%            8,124

                                                 Nine Months Ended September 30
                                                ---------------------------------
                                                   1998         1997     % Change
                                                ---------    ---------  ---------
PER SHARE DATA
--------------
Earnings - Basic                                $    4.12    $    3.69       12%
         - Diluted                                   4.06         3.63       12%
Dividends                                            1.32         1.20       10%

INCOME STATEMENT DATA
---------------------
Net income                                      $   1,196    $   1,143        5%
Net interest income (FTE)                           2,701        2,779       (3%)
Provision for credit losses                           553          558       (1%)
Noninterest income                                  2,314        2,024       14%
Noninterest expense                                 2,665        2,460        8%

FINANCIAL PERFORMANCE RATIOS
----------------------------
Net interest margin - managed                        4.01%        4.45%
                    - reported                       3.65%        4.04%
Return on assets                                     1.39%        1.42%
Return on common equity                              19.6%        18.3%
Operating efficiency - managed                       48.9%        46.5%
                     - reported                      53.1%        51.2%

BALANCE SHEET DATA
------------------
Average:  Loans - managed                       $  77,286    $  74,380        4%
                - reported                         69,149       66,093        5%
          Earning assets                           99,030       92,045        8%
          Total assets                            115,400      107,472        7%
          Deposits                                 66,952       63,954        5%
          Common equity                             8,083        8,227       (2%)

                                      16

FIRST CHICAGO NBD CORPORATION and Subsidiaries


                                                                               Three Months Ended
                                                           ----------------------------------------------------------
Consolidated Statement of Income                             Sep 30,    Jun 30,      Mar 31,     Dec 31,     Sep 30,
($ millions, except per share amounts)                        1998       1998         1998        1997        1997
-------------------------------------------------------    ---------   ---------    ---------   ---------   ---------
Interest Income                                            $   1,931   $   1,911    $   1,864   $   1,872   $   1,881
Interest Expense                                               1,021       1,027        1,003       1,000         982
                                                           ---------   ---------    ---------   ---------   ---------
  Net interest income                                            910         884          861         872         899

Provision for credit losses                                      168         206          179         167         191
                                                           ---------   ---------    ---------   ---------   ---------
  Net interest income after provision for credit losses          742         678          682         705         708

Noninterest income
Trading profits (losses)                                          --          52           46         (15)         32
Equity securities gains (losses)                                 (18)         87           58          54          28
Investment securities gains                                       21           6           10           6           8
                                                           ---------   ---------    ---------   ---------   ---------
     Market-driven revenue                                         3         145          114          45          68

Credit card fees                                                 299         234          234         230         233
Fiduciary and investment management fees                         110         108          106         101         102
Service charges and commissions                                  290         283          251         261         235
                                                           ---------   ---------    ---------   ---------   ---------
     Fee-based revenue                                           699         625          591         592         570
Other income                                                      31          72           34          90          63
                                                           ---------   ---------    ---------   ---------   ---------
     Total noninterest income                                    733         842          739         727         701

Noninterest expense
Salaries and related costs                                       454         477          440         457         440
Net occupancy and equipment expense                               78          73           72          66          74
Depreciation and amortization                                     57          55           55          57          55
Outside services and processing                                  103          97           79          99          86
Marketing and development                                         33          41           29          38          35
Communication and transportation                                  62          59           61          63          57
Other expense                                                    119         109          112          92          88
                                                           ---------   ---------    ---------   ---------   ---------
  Operating expenses                                             906         911          848         872         835
Merger-related and restructuring costs                            --          --           --          --          --
                                                           ---------   ---------    ---------   ---------   ---------
     Total noninterest expense                                   906         911          848         872         835
                                                           ---------   ---------    ---------   ---------   ---------

Income before income taxes                                       569         609          573         560         574
Provision for income taxes                                       164         201          190         178         189
                                                           ---------   ---------    ---------   ---------   ---------
Net income                                                 $     405   $     408    $     383   $     382   $     385
                                                           =========   =========    =========   ==========  =========
Net income attributable to common
     stockholders' equity                                  $     402   $     404    $     381   $     378   $     380
                                                           =========   =========    =========   ==========  =========
Earnings per common share
     - Basic                                               $    1.39   $    1.41    $    1.32   $    1.30   $    1.28
     - Diluted                                                  1.38        1.38         1.30        1.28        1.26
Average common shares outstanding (thousands)
     - Basic                                                 287,984     287,444      288,126     290,276     296,802
     - Diluted                                               292,231     292,581      293,039     295,226     301,558

                                      17

FIRST CHICAGO NBD CORPORATION and Subsidiaries

                                                                    Nine Months Ended
                                                                  ---------------------
Consolidated Statement of Income                                    Sep 30,     Sep 30,
($ millions, except per share amounts)                               1998        1997
--------------------------------------------------------          ---------   ---------
Interest Income                                                   $   5,706   $   5,475
Interest Expense                                                      3,051       2,775
                                                                  ---------   ---------
   Net interest income                                                2,655       2,700

Provision for credit losses                                             553         558
                                                                  ---------   ---------
   Net interest income after provision for credit losses              2,102       2,142

Noninterest income
Trading profits (losses)                                                 98          96
Equity securities gains (losses)                                        127         128
Investment securities gains                                              37          37
                                                                  ---------   ---------
      Market-driven revenue                                             262         261

Credit card fees                                                        767         674
Fiduciary and investment management fees                                324         304
Service charges and commissions                                         824         675
                                                                  ---------   ---------
      Fee-based revenue                                               1,915       1,655
Other income                                                            137         108
                                                                  ---------   ---------
      Total noninterest income                                        2,314       2,024

Noninterest expense
Salaries and related costs                                            1,371       1,291
Net occupancy and equipment expense                                     223         222
Depreciation and amortization                                           167         178
Outside services and processing                                         279         231
Marketing and development                                               103          94
Communication and transportation                                        182         172
Other expense                                                           340         272
                                                                  ---------   ---------
   Operating expenses                                                 2,665       2,460
Merger-related and restructuring costs                                   --          --
                                                                  ---------   ---------
      Total noninterest expense                                       2,665       2,460
                                                                  ---------   ---------
Income before income taxes                                            1,751       1,706
Provision for income taxes                                              555         563
                                                                  ---------   ---------
Net income                                                        $   1,196   $   1,143
                                                                  =========   =========
Net income attributable to common stockholders' equity            $   1,187   $   1,126
                                                                  =========   =========
Earnings per common share
      - Basic                                                     $    4.12   $    3.69
      - Diluted                                                        4.06        3.63
Average common shares outstanding (thousands)
      - Basic                                                       287,851     305,177
      - Diluted                                                     292,635     310,840

FIRST CHICAGO NBD CORPORATION and Subsidiaries

Consolidated Balance Sheet                      Sep 30,   Jun 30,   Mar 31,   Dec 31,   Sep 30,
($ millions)                                      1998      1998      1998      1997      1997
----------------------------------------------  --------  --------  --------  --------  --------
Assets
Cash and due from banks                         $  7,415  $  8,049   $ 7,907   $ 7,223   $ 7,929
Interest bearing due from banks                    4,615     5,588     5,163     6,904     7,721
Federal funds sold and securities under resale
  agreements                                       9,252     7,982     7,735     8,501     7,671
Trading assets                                     4,608     4,128     3,841     4,198     4,632
Derivative product assets                          4,449     4,250     4,233     4,547     3,717
Investment securities                             13,480    12,604    11,594     9,330     9,025

Loans and leases:
  Commercial                                      44,431    45,608    43,931    42,302    40,417
  Consumer                                        16,054    17,709    16,707    16,729    17,685
  Credit Card                                      9,622     9,246     8,952     9,693     9,720
                                                --------  --------  --------  --------  --------
  Total loans                                     70,107    72,563    69,590    68,724    67,822

Allowance for credit losses                       (1,408)   (1,408)   (1,408)   (1,408)   (1,408)
                                                --------  --------  --------  --------  --------
  Loans, net                                      68,699    71,155    68,182    67,316    66,414

Other assets:
  Bank premises and equipment, net                 1,460     1,448     1,468     1,439     1,406
  Customer acceptance liability                      412       366       560       708       694
  Other                                            4,259     4,211     4,121     3,930     4,097
                                                --------  --------  --------  --------  --------
  Total other assets                               6,131     6,025     6,149     6,077     6,197
                                                --------  --------  --------  --------  --------
  Total assets                                  $118,649  $119,781  $114,804  $114,096  $113,306
                                                ========  ========  ========  ========  ========
Liabilities
Deposits:
  Demand                                        $ 15,248  $ 17,038  $ 16,440  $ 16,069  $ 16,548
  Savings                                         20,799    21,432    21,681    21,437    21,097
  Time                                            15,184    15,256    15,350    15,178    15,127
  Foreign offices                                 15,823    15,802    14,699    15,805    14,793
                                                --------  --------  --------  --------  --------
  Total deposits                                  67,054    69,528    68,170    68,489    67,565

Federal funds purchased and repurchase
  agreements                                      12,176     9,869    10,176     9,271     9,650
Other short-term borrowings                       10,860    12,672    10,458     9,710    10,733
Long-term borrowings                              10,106     9,595     9,298     9,092     8,910
Guaranteed preferred beneficial interest in the
  Corporation's junior subordinated debt             996       996       996       996       996
Acceptances outstanding                              412       366       560       708       694
Derivative product liabilities                     4,733     4,307     4,129     4,616     3,716
Other liabilities                                  3,621     4,134     3,011     3,254     2,960
                                                --------  --------  --------  --------  --------
  Total liabilities                              109,958   111,467   106,798   106,136   105,224
                                                --------  --------  --------  --------  --------

Stockholders' Equity
Preferred stock                                      190       190       190       190       290
Common stock                                         320       320       320       320       320
Surplus                                            1,873     1,948     1,960     1,966     1,986
Retained earnings                                  8,253     7,977     7,699     7,446     7,195
Deferred compensation                                (94)     (112)     (109)      (79)      (87)
Accumulated other adjustments to stockholders'
  equity                                              56        66        48        55        48
Treasury stock                                    (1,907)   (2,075)   (2,102)   (1,938)   (1,670)
                                                --------  --------  --------  --------  --------
  Total stockholders' equity                       8,691     8,314     8,006     7,960     8,082
                                                --------  --------  --------  --------  --------
  Total liabilities and stockholders' equity    $118,649  $119,781  $114,804  $114,096  $113,306
                                                ========  ========  ========  ========  ========

Common shares - period end (thousands)
Common shares issued                             319,509   319,509   319,509   319,509   319,509
Treasury shares                                   29,147    31,766    32,321    30,372    26,862
Common shares outstanding                        290,362   287,743   287,188   289,137   292,647

FIRST CHICAGO NBD CORPORATION and Subsidiaries

                                             Third Quarter 1998           Second Quarter 1998          Third Quarter 1997
Average Balance Sheet,                   ---------------------------  ---------------------------  ---------------------------
Yields, & Rates:                         Average    Income/   Yield/  Average    Income/   Yield/  Average    Income/   Yield/
($ millions)                             Balance    Expense    Rate   Balance    Expense    Rate   Balance    Expense    Rate
--------------------------------------   --------   -------   ------  --------   -------   ------  --------   -------   ------
Short-term investments                   $ 12,111   $   167    5.47%  $ 13,569   $   184    5.44%  $ 13,773   $   199    5.73%
Trading assets /(2)/                        5,282        77    5.78%     4,741        68    5.75%     4,976        67    5.34%

Investment Securities: /(2)/
  U.S. government and federal agency        6,590       108    6.50%     6,468       104    6.45%     5,589        92    6.53%
  States and political subdivisions           724        14    7.67%       736        14    7.63%       835        18    8.55%
  Other                                     5,711        59    4.10%     4,480        49    4.39%     2,149        31    5.72%
                                         --------   -------           --------   -------           --------   -------
  Total investment securities              13,025       181    5.51%    11,684       167    5.73%     8,573       141    6.53%

Loans: /(1)(2)/
  Commercial                               43,530       854    7.78%    44,045       856    7.80%    40,257       808    7.96%
  Consumer                                 17,165       358    8.27%    16,711       349    8.38%    17,378       372    8.49%
  Credit card                               9,205       309   13.32%     8,992       301   13.43%     9,147       316   13.71%
                                         --------   -------           --------   -------           --------   -------
  Total loans, net                         69,900     1,521    8.63%    69,748     1,506    8.66%    66,782     1,496    8.89%

Total earning assets                      100,318     1,946    7.70%    99,742     1,925    7.74%    94,104     1,903    8.02%
Allowance for credit losses                (1,395)                      (1,397)                      (1,401)
Other assets                               17,744                       18,232                       16,247
                                         --------                     --------                     --------
    Total assets                         $116,667                     $116,577                     $108,950
                                         ========                     ========                     ========

Deposits-interest bearing:
Savings                                  $  9,329   $    48    2.04%  $  9,534   $    48    2.02%  $  9,158   $    52    2.25%
Money market                               11,873        95    3.17%    11,816        98    3.33%    11,715       101    3.42%
Time                                       15,168       190    4.97%    15,375       216    5.63%    15,154       215    5.63%
Foreign offices                            15,395       205    5.28%    15,234       200    5.27%    14,616       192    5.21%
                                         --------   -------           --------   -------           --------   -------
  Total deposits interest bearing          51,765       538    4.12%    51,959       562    4.34%    50,643       560    4.39%
Federal funds purchased and securities
  under repurchase agreements              11,754       156    5.27%    10,791       141    5.24%     9,877       134    5.38%
Other short-term borrowings                11,101       152    5.43%    11,694       154    5.28%     9,045       125    5.48%
Long-term debt                             10,731       175    6.47%    10,443       170    6.53%     9,620       163    6.72%
                                         --------   -------           --------   -------           --------   -------
  Total interest bearing liabilities       85,351     1,021    4.75%    84,887     1,027    4.85%    79,185       982    4.92%
Demand deposits                            15,016                       15,764                       14,216
Other liabilities                           7,705                        7,677                        7,366
Preferred stock                               190                          190                          290
Common stockholders' equity                 8,405                        8,059                        7,893
                                         --------                     --------                     --------
    Total liabilities and equity         $116,667                     $116,577                     $108,950
                                         ========                     ========                     ========

Interest income/earning assets                      $ 1,946    7.70%             $ 1,925    7.74%             $ 1,903    8.02%
Interest expense/earning assets                       1,021    4.04%               1,027    4.13%                 982    4.14%
                                                    -------                      -------                      -------
Net interest margin                                 $   925    3.66%             $   898    3.61%             $   921    3.88%
                                                    =======                      =======                      =======

  /(1)/ Nonperforming loans are included in average balances used to determine the average rate
  /(2)/ Includes tax-equivalent adjustments based on a 35% federal income tax rate.

FIRST CHICAGO NBD CORPORATION and Subsidiaries

                                                            Nine Months Ended
                                         --------------------------------------------------------
                                             September 30, 1998           September 30, 1997
Average Balance Sheet,                   ---------------------------  ---------------------------
Yields, & Rates:                         Average    Income/   Yield/  Average    Income/   Yield/
($ millions)                             Balance    Expense    Rate   Balance    Expense    Rate
--------------------------------------   --------   -------   ------  --------   -------   ------
Short-term investments                   $ 13,144   $   541    5.50%  $ 13,109   $   551    5.62%
Trading assets /(2)/                        5,103       216    5.66%     4,930       203    5.51%

Investment Securities: /(2)/
  U.S. government and federal agency        6,445       314    6.51%     5,061       245    6.47%
  States and political subdivisions           730        45    8.24%       958        64    8.93%
  Other                                     4,459       145    4.35%     1,894        99    6.99%
                                         --------   -------           --------   -------
  Total investment securities              11,634       504    5.79%     7,913       408    6.89%

Loans: /(1)(2)/
  Commercial                               43,242     2,534    7.83%    40,087     2,368    7.90%
  Consumer                                 16,814     1,058    8.41%    17,195     1,096    8.52%
  Credit card                               9,093       899   13.22%     8,811       928   14.08%
                                         --------   -------           --------   -------
  Total loans, net                         69,149     4,491    8.68%    66,093     4,392    8.88%

Total earning assets                       99,030     5,752    7.77%    92,045     5,554    8.07%
Allowance for credit losses                (1,398)                      (1,392)
Other assets                               17,768                       16,819
                                         --------                     --------
    Total assets                         $115,400                     $107,472
                                         ========                     ========

Deposits-interest bearing:
Savings                                  $  9,418   $   145    2.06%  $  9,519   $   157    2.21%
Money market                               11,916       296    3.32%    11,645       302    3.47%
Time                                       15,218       601    5.28%    15,085       625    5.54%
Foreign offices                            15,259       600    5.26%    13,599       519    5.10%
                                         --------   -------           --------   -------
  Total deposits interest bearing          51,811     1,642    4.24%    49,848     1,603    4.30%
Federal funds purchased and securities
  under repurchase agreements              11,124       439    5.28%     9,377       372    5.30%
Other short-term borrowings                10,893       453    5.56%     8,602       348    5.41%
Long-term debt                             10,515       517    6.57%     9,003       452    6.71%
                                         --------   -------           --------   -------
  Total interest bearing liabilities       84,343     3,051    4.84%    76,830     2,775    4.83%
Demand deposits                            15,141                       14,106
Other liabilities                           7,643                        7,976
Preferred stock                               190                          333
Common stockholders' equity                 8,083                        8,227
                                         --------                     --------
    Total liabilities and equity         $115,400                     $107,472
                                         ========                     ========

Interest income/earning assets                      $ 5,752    7.77%             $ 5,554    8.07%
Interest expense/earning assets                       3,051    4.12%               2,775    4.03%
                                                    -------                      -------
Net interest margin                                 $ 2,701    3.65%             $ 2,779    4.04%
                                                    =======                      =======

  /(1)/ Nonperforming loans are included in average balances used to determine the average rate
  /(2)/ Includes tax-equivalent adjustments based on a 35% federal income tax rate.

FIRST CHICAGO NBD CORPORATION and Subsidiaries


                                                                              Three Months Ended
                                                             ----------------------------------------------------
Credit Quality                                                Sep 30,    Jun 30,    Mar 31,    Dec 31,    Sep 30,
($ millions)                                                   1998       1998       1998       1997       1997
---------------------------                                   -------    -------    -------    -------    -------
Provision for credit losses                                   $   168    $   206    $   179    $   167    $   191


Gross charge-offs                                             $   207    $   253    $   233    $   226    $   232
Recoveries                                                         39         47         54         59         41
                                                              -------    -------    -------    -------    -------
  Net charge-offs                                             $   168    $   206    $   179    $   167    $   191

Net charge-offs:
Commercial                                                    $    27    $    54    $    24    $    (3)   $    27
Consumer                                                           16         13         20         23         20
Credit card                                                       125        139        135        147        144
                                                              -------    -------    -------    -------    -------
  Total                                                       $   168    $   206    $   179    $   167    $   191
  Total - managed                                             $   297    $   359    $   327    $   328    $   340

Net charge-off ratios:
Commercial                                                       0.25%      0.49%      0.23%     -0.03%      0.27%
Consumer                                                         0.37%      0.31%      0.48%      0.54%      0.46%
Credit card                                                      5.43%      6.32%      6.25%      6.61%      6.30%
  Total                                                          0.96%      1.18%      1.06%      1.00%      1.14%
  Total - managed                                                1.53%      1.84%      1.71%      1.74%      1.82%

Allowance for credit losses - period end                      $ 1,408    $ 1,408    $ 1,408    $ 1,408    $ 1,408

Nonperforming assets - period end:
 Nonperforming loans                                          $   329    $   293    $   352    $   311    $   330
 Other real estate owned                                           15         13         12         15         15
                                                              -------    -------    -------    -------    -------
  Total nonperforming assets                                  $   344    $   306    $   364    $   326    $   345

Allowance to ending loans                                        2.01%      1.94%      2.02%      2.05%      2.08%
Allowance to nonperforming loans                                  428%       481%       400%       453%       427%
Nonperforming assets ratio                                       0.49%      0.42%      0.52%      0.47%      0.51%

Capital
($ millions, except per share amounts)
--------------------------------------
Common equity/assets ratio                                        7.2%       6.8%       6.8%       6.8%       6.9%
Tier 1 capital ratio                                              8.0%       7.7%       7.8%       7.9%       8.1%
Total risk adjusted capital ratio                                11.3%      11.1%      11.4%      11.7%      11.9%
Regulatory leverage ratio                                         8.0%       7.6%       7.6%       7.8%       8.2%
Tangible common equity to net assets                              6.8%       6.4%       6.5%       6.5%       6.5%

Book value of common equity per share                         $ 29.28    $ 28.23    $ 27.21    $ 26.87    $ 26.62

Intangibles - period end
  Goodwill                                                    $   393    $   401    $   357    $   365    $   373
  Other intangibles                                                80         74         69         67         58
                                                              -------    -------    -------    -------    -------
  Total intangibles                                           $   473    $   475    $   426    $   432    $   431

FIRST CHICAGO NBD CORPORATION and Subsidiaries

                                                                        Three Months Ended
                                                 ----------------------------------------------------------------
Managed Income Statement Statistics /(1)/        Sep 30,       Jun 30,       Mar 31,       Dec 31,       Sep 30,
($ millions)                                       1998          1998          1998          1997          1997
----------------------------------------------   --------      --------      --------      --------      --------
Reported:
----------------------------------------------

Net interest income -- FTE                       $    925      $    898      $    878      $    888      $    921
Provision for credit losses                           168           206           179           167           191
Noninterest income                                    733           842           739           727           701
Noninterest expense                                   906           911           848           872           835
Net income                                            405           408           383           382           385

Securitized:
----------------------------------------------

Net interest income -- FTE                       $    171      $    164      $    178      $    184      $    184
Provision for credit losses                           129           153           148           161           149
Noninterest income                                    (42)          (11)          (30)          (23)          (35)
Noninterest expense                                    --            --            --            --            --
Net income                                             --            --            --            --            --

Managed:
----------------------------------------------

Net interest income -- FTE                       $  1,096      $  1,062      $  1,056      $  1,072      $  1,105
Provision for credit losses                           297           359           327           328           340
Noninterest income                                    691           831           709           704           666
Noninterest expense                                   906           911           848           872           835
Net income                                            405           408           383           382           385

Managed balance sheet and net interest margin:
----------------------------------------------
Total average loans                              $ 77,685      $ 77,884      $ 76,274      $ 75,364      $ 74,874
Total average earning assets                      108,103       107,878       105,489       103,514       102,196
Net interest margin                                  4.02%         3.95%         4.06%         4.11%         4.29%

  /(1)/ Managed data only adjusted for credit card securitization activity

FIRST CHICAGO NBD CORPORATION and Subsidiaries

                                                                                  Three Months Ended
                                                             ------------------------------------------------------------
Managed Credit Card Detail                                    Sep 30,      Jun 30,       Mar 31,     Dec 31,       Sep 30,
($ millions)                                                   1998         1998          1998        1997          1997
----------------------------------------                     --------     ---------     --------    --------      --------
Period end loans                         - managed           $ 17,186     $  17,160     $ 17,216    $ 18,332      $ 17,567
                                         - securitized         (7,564)       (7,914)      (8,264)     (8,639)       (7,847)
                                         - reported             9,622         9,246        8,952       9,693         9,720

Average loans                            - managed           $ 16,990     $  17,128     $ 17,582    $ 17,399      $ 17,239
                                         - securitized         (7,785)       (8,136)      (8,501)     (8,505)       (8,092)
                                         - reported             9,205         8,992        9,081       8,894         9,147

Net charge-offs       - amount           - managed           $    254     $     292     $    283    $    308      $    293
                                         - securitized           (129)         (153)        (148)       (161)         (149)
                                         - reported               125           139          135         147           144

Net charge-offs       - rate             - managed               5.98%        6.94%         6.71%       7.08%         6.80%
                                         - securitized           6.63%        7.62%         7.20%       7.57%         7.37%
                                         - reported              5.43%        6.32%         6.25%       6.61%         6.30%

Delinquency rate      - 30+ days         - managed               3.94%        3.69%         4.12%       4.32%         4.50%
                                         - securitized           4.10%        3.79%         4.24%       4.55%         4.61%
                                         - reported              3.81%        3.61%         4.02%       4.12%         4.40%

Delinquency rate      - 90+ days         - managed               1.44%        1.46%         1.75%       1.73%         1.80%
                                         - securitized           1.51%        1.50%         1.80%       1.83%         1.84%
                                         - reported              1.39%        1.43%         1.71%       1.64%         1.77%


Credit card charge volume                - managed           $ 11,939     $ 11,549      $ 11,560    $ 11,897      $ 11,119
New accounts opened (thousands)          - managed                353          265           297         393           377
Cardmembers (thousands)                  - managed             13,029       12,806        13,250      13,745        13,700

                                      24